CROSS SHORE DISCOVERY FUND

Institutional Shares

Supplement dated October 7, 2024

to the Prospectus and Statement of Additional Information dated July 29, 2024

The Board of Trustees has determined that it is in the best interest of shareholders to liquidate the Cross Shore Discovery Fund (the “Fund”).

As of the date of this supplement, the Fund is no longer accepting purchase orders for its shares and it will close effective December 31, 2024 (the “Closing Date”). Distributions to shareholders will be made within seven business days following the calculation of the December 31, 2024 net asset value of the Fund, which is expected to occur on or about January 29, 2024.

Effective immediately, the Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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PLEASE RETAIN FOR FUTURE REFERENCE.